UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2010

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland		21046-2364
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On June 25, 2010, the Board of Directors of Celsion Corporation ("Celsion") appointed Timothy J. Tumminello as Controller and Chief Accounting Officer.  Prior to such appointment, Mr. Tumminello served as Controller and Interim Chief Accounting Officer and has performed the function of the principal financial officer of Celsion pending the election of a new Chief Financial Officer.  As previously disclosed, Jeffrey W. Church was elected Vice President and Chief Financial Officer, effective July 6, 2010.

    At the Annual Meeting of Stockholders of Celsion held on June 25, 2010, the stockholders approved an amendment to the Celsion Corporation 2007 Stock Incentive Plan (the "Plan").  The only material difference between the existing Plan and the amended Plan is that the number of shares of common stock available for issuance under the amended Plan is increased by 1,000,000 to a total of 2,000,000 shares.  A copy of the amended Plan is attached hereto as Exhibit 10.1.  This amendment was previously approved by our Board of Directors.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

    Celsion held its Annual Meeting of Stockholders on June 25, 2010.  The 2010 Annual Shareholder Meeting Presentation can be viewed by visiting Celsion's website: http://www.celsion.com.

    At the Annual Meeting, stockholders elected Dr. Max E. Link and Michael H. Tardugno as Class III directors to serve on the Board of Directors until the Annual Meeting of Stockholders in 2013 and until their successors are duly elected and qualified.  The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Max E. Link	3,079,713	382,811	7,259,353
Michael H. Tardugno	3,104,635	357,889	7,259,353

    In addition, at the Annual Meeting, stockholders ratified the appointment of Stegman & Company as Celsion's independent registered public accounting firm for 2010.  The stockholders’ votes with respect to the ratification of Stegman & Company as Celsion's independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
10,220,655	483,872	17,350	—

    In addition, at the Annual Meeting, stockholders approved an amendment to the Celsion Corporation 2007 Stock Incentive Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan.  The stockholders’ votes with respect to the amendment to the Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
1,765,550	1,682,102	14,872	7,259,353

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Celsion Corporation 2007 Stock Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION
Date: June 29, 2010	By:	/s/ Timothy J. Tumminello
Timothy J. Tumminello Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
10.1	Celsion Corporation 2007 Stock Incentive Plan, as amended